                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        VANGUARD SPECIALIZED PORTFOLIOS
                                ENERGY PORTFOLIO


1. Average Annual Total Return (As of July 31, 1996)
        P (1 + T)(n) = ERV



     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
      One Year
           P =   $1,000
           T =   +17.73%*
           N =   1
         ERV =   $1,177.31*
     Five Year
           P =   $1,000
           T =   +10.60%*
           N =   5
         ERV =   $1,654.83*
      Ten Year
           P =   $1,000
           T =   +15.00%*
           N =   10
         ERV =   $4,045.78*


     *Includes 1% portfolio redemption fee.


2. YIELD (30 Days Ended July 31, 1996)


                  Yield = 2[(a - b +1)6-1]
                      ---------------------------
                             c X d


        Where:   a = dividends and interest paid during the period
                 b = expenses during the period (net of reimbursements)
                 c = the average daily number of shares outstanding during the period
                 d = the maximum offering price per share on the last day of the period
    Example      a = $906,521.15
                 b = $216,106.85
                 c = 30,858,104.480
                 d = $18.84
             Yield = 1.43%

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        VANGUARD SPECIALIZED PORTFOLIOS
                                 GOLD PORTFOLIO


1. Average Annual Total Return (As of July 31, 1996)
        P (1 + T)(n) = ERV



     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
      One Year
           P =   $1,000
           T =   -0.69%*
           N =   1
         ERV =   $993.15
     Five Year
           P =   $1,000
           T =   +6.64%*
           N =   5
         ERV =   $1,379.31
      Ten Year
           P =   $1,000
           T =   +10.42%*
           N =   10
         ERV =   $2,695.07


     *Includes 1% portfolio redemption fee.

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        VANGUARD SPECIALIZED PORTFOLIOS
                             HEALTH CARE PORTFOLIO


1. Average Annual Total Return (As of July 31, 1996)
        P (1 + T)(n) = ERV



     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
      One Year
           P =   $1,000
           T =   +25.07%*
           N =   1
         ERV =   $1,250.70
     Five Year
           P =   $1,000
           T =   +16.69%*
           N =   5
         ERV =   $2,163.98
      Ten Year
           P =   $1,000
           T =   +18.28%*
           N =   10
         ERV =   $5,361.54


     *Includes 1% portfolio redemption fee.


2. YIELD (30 Days Ended July 31, 1996)


                  Yield = 2[(a - b +1)6-1]
                      ---------------------------
                             c X d


        Where:   a = dividends and interest paid during the period
                 b = expenses during the period (net of reimbursements)
                 c = the average daily number of shares outstanding during the period
                 d = the maximum offering price per share on the last day of the period
    Example      a = $3,288,505.84
                 b = $652,704.49
                 c = 40,066,884.492
                 d = $52.90
             Yield = 1.50%

                                                                       EX-99.B16



               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS


                        VANGUARD SPECIALIZED PORTFOLIOS


                              REIT INDEX PORTFOLIO



1. Average Annual Total Return (As of July 31, 1996)
        P (1 + T)(n) = ERV



     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
           P =   $1,000
           T =   +2.70%
           N =   *
         ERV =   $1,027.02



* Since reception on May 13, 1996.

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                        VANGUARD SPECIALIZED PORTFOLIOS
                           UTILITIES INCOME PORTFOLIO


1. Average Annual Total Return (As of July 31, 1996)
        P (1 + T)(n) = ERV



     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
      One Year
           P =   $1,000
           T =   +12.97%
           N =   1
         ERV =   $1,129.70
     Five Year
           P =   $1,000
           T =   +10.90%
           N =   *
         ERV =   $1,546.16


    *Since inception May 15, 1992